Exhibit 99

Investor Presentation September, 2002 The Cell Therapy Company (Nasdaq: ASTM)

This presentation contains forward-looking statements, including, without limitation, statements concerning product-development objectives and anticipated timing, clinical trial results, revenue projections, potential market opportunities, market development plans, anticipated key milestones and potential advantages and applications of the AastromReplicell(tm) System, which involve certain risks and uncertainties. Actual results may differ significantly from the expectations contained in the forward-looking statements. Among the factors that may result in differences are the results obtained from clinical trials and development activities, regulatory approval requirements, sales, competitive conditions and the availability of resources. These and other significant factors are discussed in greater detail in Aastrom's Annual Report on Form-10K and other filings with the Securities and Exchange Commission. SAFE HARBOR

Develops proprietary patient-specific cell therapeutics for stem cell tissue repair, and the treatment of cancer and infectious disease.

Highlights Opportunity for ex vivo produced cells for multiple medical indications Patented technologies enabling broad range of cell therapeutic applications Active product pipeline for stem cell tissue repair, and cancer and infectious-disease treatments Multiple paths to revenue including immediate non-U.S. device business Completed clinical validation of adult stem cell product Management team with unique balance of business and scientific expertise

The Aastrom Solution Ex vivo cells produced outside the body to treat a medical disorder Physician orders therapy and collects patient/donor cell sample

The Aastrom Solution SPP Process for Growing Human Cells Mimics natural cell-growth environment Enables: Adult stem cells to grow Human cells to expand and retain high biological function Improved replicative ability

The Aastrom Solution AastromReplicell(tm) System Patented integrated system of instrumentation and single-use consumable kits Implements Aastrom's SPP technology Enabling technology for cell-specific and patient-specific cell therapy Unmatched outcome reliability Automated / user friendly GMP-compliant Closed system AastromReplicellTM System

The Aastrom Solution Delivery of cell product to patient Aastrom Cell Therapeutics

Making cells that are functional Producing a sufficient quantity of cells Reliability in producing cell product Cost-effective production of cell product Regulatory compliance Scalable process for large market opportunities Criteria for Successful Ex Vivo Cell Therapy The Aastrom Solution

Product Focus Tissue Repair Cells (TRCs) Lead to construction of normal tissue such as bone and cartilage Therapeutic Cells (TCs) for Cancer and Infectious Disease Intended to act like drugs - vaccines for cancer and viruses Aastrom Devices Automated cell-production instruments and cell-specific kits Used by Aastrom to develop TRCs and TCs Also sold to authorized third parties as stand-alone products

Multiple Paths to Revenue

Tissue Repair Cell Program

Poised to Capture the Emerging Market for Stem Cell Tissue Repair Regenerate tissues with stem cells collected from the patient.. .... for bone and cartilage repair, joints, spinal cord trauma, myocardial infarction, stroke, Parkinson's, diabetes, liver failure

Aastrom Tissue Repair Cells (TRCs)

Aastrom Tissue Repair Cells Mixture of adult stem and progenitor cells, along with other cell types Begins with a small starting sample of patient bone marrow collected with a needle aspirate Produced with a single, automated, 12-day process in the AastromReplicell(tm) System Used to rebuild normal tissue in patients

OC-I Osteoporosis OCC-I Osteoarthritis SC-I Autologous bone marrow transplant in lymphoma $10M OCG-I Bone grafting Fusion Fractures Defect (dental) Product Applications Annual Market Opportunity Aastrom TRC Products $2.4B Private $6.7B $1.75B $1.0B

Aastrom TRC Products Osteoporosis - current drugs only slow-down bone degeneration and lack cellular response to rebuild bone Bone Grafting - current autograph procedures have major negative side effects and current graft substitutes lack cellular components Osteoarthritis - no current approach available to rebuild bone and cartilage in joints Bone Marrow Transplantation - current blood stem cell procedures sometimes lack sufficient quantities of cells for patient recovery Market Needs

Tissue Repair Product Pipeline Tissue Repair Cells SC-I Therapy Bone Marrow Cells OC-I Therapy Bone Forming Cells OCG-I Therapy Bone Grafting Cells OCC-I Therapy Bone/Cartilage Cells Pre-Clinical Phase I/II Phase III Clinical Trials Europe United States Development Testing Marketed Pending Pending

Tissue Repair Cell Highlights Successful clinical demonstration of ex vivo produced adult stem cells to stably engraft in humans FDA Orphan Product Designation received for SC-I OC-I cells successfully generate bone in genetic disease patient under approved compassionate-use request OC cells shown to contain large quantities of bone forming cells and produce bone growth factors

Therapeutic Cell Program for Cancer and Infectious Disease

Dendritic Cell Vaccines Cell-based therapeutic vaccines for cancer are becoming a reality! Researchers are using tumor-specific molecules (antigens) combined with immune system cells for vaccines Many current approaches use ex vivo cultured dendritic cells Need for cultured dendritic cell with high biologic function and production standardization for regulatory compliance Aastrom's proprietary cultured dendritic cell - The Dendricell(tm) - positioned to be the cell of choice for any tumor antigen

Dendricell(tm) Product Development Plan Complete fully automated Dendricell(tm) production devices DC-I DCV-I Clinical development of autologous Dendricell(tm) vaccines Clinical development of allogeneic Dendricell(tm) vaccines ("off the shelf vaccine") Completed 2002 2003 Target Future

Dendricell(tm) Market Development Plan Initiate immediate sales of CE-Marked DC-I and DCV-I devices Increase clinical use of Dendricell(tm) Generate revenues Initiate clinical collaborations with academic researchers and industry, to utilize their antigen approaches with the Dendricell(tm) Fund trials through grants or third-party funding Once funding and initial clinical results are established, initiate clinical trials for regulatory approval of Aastrom's Dendricell(tm) vaccines

Therapeutic Cells Development Status Phase I/II (4Q-2002) Phase I/II (4Q-2002) Pre-clinical Dendricell(tm) Vaccines DC-IdKLH Myeloma (Stanford University) DC-Cap-I Colorectal (Duke University) T-Cell Therapeutics TC-I EBV (Epstein-Barr Virus targeted T-cells) Status (projected)

Device Program

Aastrom Devices Automated cell-production instruments and cell-specific kits Revenue from instrument sales and recurring revenue from consumable kits Sold to academic researchers and companies for the production of dendritic cell vaccines Market opportunity - approximately $15M

Device Product Pipeline Device Products AastromReplicell(tm) System Platform1 DC-I Dendritic Cell Production Kit1 DCV-I Vaccine Production Kit1 TC-I Lymphocyte Production Kit Europe United States Development Marketed Development Marketed 1Available for research or clinical use under DMF in the United States

Expanding Aastrom's Business in Europe Zellera AG Headquartered in Berlin, Germany Wholly-owned subsidiary of Aastrom Actively coordinating country-specific sub-distributors and product-service networks in Europe Reportable revenues expected FY 2003

Aastrom's Key 12-Month Milestones Establish 8 to 12 new customers; book revenue Establish distributor relationships for Asian markets Initiate collaboration clinical trials for Dendricell(tm) Obtain FDA approval to initiate and complete tibial non-union fracture Phase I / II trial for OCG-I If positive, complete CE Mark of OCG-I Kit Possible parallel trial in Europe Possible next indication trials (e.g., dental and spinal fusion) Build investor relations activities Financing for FY 2004 Increase level of grant support for programs (September 2002)

Highlights Opportunity for ex vivo produced cells for multiple medical indications Patented technologies enabling broad range of cell therapeutic applications Active product pipeline for stem cell tissue repair, and cancer and infectious-disease treatments Multiple paths to revenue including immediate non-U.S. device business Completed clinical validation of adult stem cell product Management team with unique balance of business and scientific expertise

Investor Presentation September, 2002 The Cell Therapy Company (Nasdaq: ASTM)